UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/25/2005

AMERICAN PHARMACEUTICAL PARTNERS INC /DE/
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-31781

DE	68-0389419
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1501 East Woodfield Road, Suite 300 East, Schaumburg, IL 60173-5837
(Address of Principal Executive Offices, Including Zip Code)

(847) 969-2700
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Derek Brown's employment as our Co-Chief Operating Officer terminated on January 25, 2005 and he resigned as a member of our board of directors on January 28, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AMERICAN PHARMACEUTICAL PARTNERS INC /DE/

Date: January 31, 2005.	By:	/s/ Jack C. Silhavy
Jack C. Silhavy
Vice President and General Counsel